E-Z SERVE CORPORATION
                      2550 North Loop West, Suite 600
                               Houston, TX 77092

                                April 29, 1997
                                                              By EDGAR
                                                              --------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attention: 1934 Act Filing Desk

Re:  E-Z Serve Corporation (the "Registrant")

Ladies and Gentlemen:

The Registrant hereby files pursuant to Rule 14a-6(a) of the Securities Exchange Act of 1934, as amended, a definitive copy of the Registrant's proxy statement and proxy card in connection with the Registrant's Annual Meeting of Stockholders to be held on June 27, 1997. Please note that the additional shares of the Registrant's common stock to be issued under the Registrant's 1991 Stock Option Plan, as amended, and the Registrant's Amended and Restated 1994 Stock Option Plan upon approval of the matters set forth in such proxy statement will be registered on a Registration Statement on Form S-8 as soon as practicable after such approval at the annual meeting.

By copy of this letter, three copies of the proxy statement and proxy card have been forwarded to the American Stock Exchange, Inc., the stock exchange on which shares of the Registrant's common stock are traded.

Please feel free to call the undersigned at (713) 684-4304 if you have any questions.

                                              Very truly yours,

                                              E-Z Serve Corporation


                                              /s/ JOHN T. MILLER
                                              ------------------
                                              John T. Miller
                                              Senior Vice President

cc:   Ms. Lisa Hackman
      American Stock Exchange














                      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                           THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant (X)
Filed by a Party other than the Registrant (  )

Check the appropriate box:

(  )  Preliminary Proxy Statement
(X )  Definitive Proxy Statement
(  )  Soliciting Material Pursuant to  240.14a-11(c)  or  240.14a-12

                              E-Z Serve Corporation
----------------------------------------------------------------------------
----
                      (Name of Registrant as Specified in its Charter)

                              E-Z Serve Corporation
----------------------------------------------------------------------------
----
                        (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X )  No Fee required.
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-
11.

     1)     Title of each class of securities to which transaction applies:

            ----------------------------------------------------------------
---

     2)     Aggregate number of securities to which transaction applies:

            ----------------------------------------------------------------
----

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

            ----------------------------------------------------------------
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     4)     Proposed maximum aggregate value of transaction:

            ----------------------------------------------------------------
----

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

(  )  Fee paid previously with preliminary materials.

(  )  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 011(a)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:

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     2)     Form, Schedule or Registration Statement No.:

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     3)     Filing Party:

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     4)     Date Filed:

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                              E-Z SERVE CORPORATION
                            (A Delaware Corporation)
                        2550 North Loop West, Suite 600
                               Houston, TX 77092

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on June 27, 1997


To the Stockholders of
E-Z Serve Corporation:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of E-Z Serve Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company at 2550 North Loop West, Suite 600, Houston, TX 77092, at 10:00 a.m., local time, on June 27, 1997, to consider and act upon the following matters which are described in more detail in the accompanying Proxy Statement:

     1. To elect six directors to hold office until the next annual election of directors by stockholders and until their respective successors shall have been duly elected and shall have qualified;

     2. A proposal to amend the Company's 1991 Stock Option Plan to increase the number of shares of common stock subject thereto from 2,500,000 to 3,500,000;

     3. A proposal to amend and restate the Company's 1994 Stock Option Plan (i) to increase the number of shares of common stock subject thereto from 6,750,000 to 8,000,000, and (ii) to avoid certain detrimental tax consequences to the option holders that could occur if certain vesting events occur;

     4. A proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company; and

     5. To transact any and all other business that may properly come before the Annual Meeting or any adjournment or adjournments thereof.


     The Company has fixed the close of business on April 28, 1997, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting or any adjournment thereof will be maintained at the Company's principal executive offices, will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting, and will be produced at the time and place of the meeting during the whole time thereof.

     Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof (i) by attendance at the Annual Meeting and voting in person (ii) by delivering a duly executed proxy bearing a later date, or (iii) by giving written notice of revocation to the Company addressed to Mr. John T. Miller, Secretary, E-Z Serve Corporation, 2550 North Loop West, Suite 600, Houston, Texas 77092; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the meeting. If a stockholder does not specify a choice on his proxy, the proxy will be voted in favor of the above proposals. Further information regarding the Annual Meeting is set forth in the attached Proxy Statement. The Company's Annual Report for the fiscal year ended December 29, 1996, accompanies this Notice.

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, VOTE AND RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON.

                                   By Order of the Board of Directors

                                   /s/JOHN T. MILLER
                                   ----------------------------------
                                   John T. Miller
                                   Secretary

Houston, Texas:  April 28, 1997

                           E-Z SERVE CORPORATION
                          (A Delaware Corporation)
                       2550 North Loop West, Suite 600
                             Houston, TX 77092

                              PROXY STATEMENT

                       ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on June 27, 1997

                   SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited on behalf of E-Z Serve Corporation, a Delaware corporation (the "Company"), to be voted at the 1997 Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held on June 27, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournment or adjournments thereof.

     The principal executive offices of the Company are located at 2550 North Loop West, Suite 600, Houston, Texas 77092. This Proxy Statement and accompanying form of Proxy are being mailed on or about April 28, 1997. The Company's Annual Report to Stockholders covering the Company's fiscal year ended December 29, 1996, is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

     Any stockholder of the Company giving a Proxy has the unconditional right to revoke his Proxy at any time prior to the voting thereof (i) by attendance at the Annual Meeting and voting in person, (ii) by delivering a duly executed proxy bearing a later date, or (iii) by giving written notice of revocation to the Company addressed to Mr. John T. Miller, Secretary, E-Z Serve Corporation, 2550 North Loop West, Suite 600, Houston, Texas 77092; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be required to forward solicitation material to the beneficial owners of the shares of the Company's common stock, $.01 par value per share ("Common Stock"). The cost of preparing, printing, assembling and mailing the Annual Report, the Notice of Annual Meeting, this Proxy Statement, and the enclosed Proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares and other costs of solicitation, are to be borne by the Company.

                         PURPOSES OF THE MEETING

     At the Annual Meeting, the stockholders will consider and act upon the following matters:

     1. The election of six directors to hold office until the next annual election of directors by stockholders and until their respective successors shall have been duly elected and shall have qualified;

     2. A proposal to amend the Company's 1991 Stock Option Plan to increase the number of shares of Common Stock subject thereto from 2,500,000 to 3,500,000;

     3. A proposal to amend and restate the Company's 1994 Stock Option Plan (i) to increase the number of shares of Common Stock subject thereto from 6,750,000 to 8,000,000 and (ii) to avoid certain detrimental tax consequences to the option holders that could occur if certain vesting events occur;

     4. A proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company; and

     5. Such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                 VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 28, 1997 (the "Record Date"). On the Record Date, there were 69,319,530 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. Neither the Company's Amended and Restated Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

     The presence, in person or by proxy, of the holders of a majority of the aggregate of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. The nominees for the Board of Directors receiving a plurality of the votes cast will be elected as directors. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of all matters to come before the Annual Meeting other than the election of directors.

     Properly signed and returned proxies will be voted in accordance with the stockholder's specifications thereon. In the absence of such specification on any matter, the Proxy will be voted "FOR" such matter. Abstentions will have no effect in the election of directors and will have the same effect as votes against any other matter. Broker non-votes, however, will be deemed shares not entitled to vote on such matters, and therefore, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for approval of such matters. Votes at the Annual Meeting will be tabulated by an Inspector of Elections appointed by the Company.

     Under the laws of the State of Delaware, dissenters' rights are not available to stockholders of the Company with respect to the matters to be voted upon at the Annual Meeting.

Management and Principal Stockholders

     The following table sets forth, as of the Record Date, certain information known by the Company with respect to the ownership of shares of Common Stock as to (i) all persons who are the beneficial owners of 5% or more of the outstanding shares of Common Stock, (ii) each director, (iii) each nominee for director, (iv) each named executive officer (as defined in Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934), as amended, and (v) all officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares. Information set forth in the table with respect to beneficial ownership of the Company's equity securities has been obtained from filings made by the named beneficial owners with the Securities and Exchange Commission or, in the case of officers and directors of the Company, has been provided to the Company by such individuals.

                                Common Stock

Name and Address of                         Amount and Nature        Percent
Beneficial Owner                         of Beneficial Ownership     of
Class
------------------------------------     -----------------------     -------
-
Tenacqco Bridge Partnership (1)
277 Park Avenue
New York, New York 10172                    29,715,364 (2)            42.9%

Phemus Corporation (1)
c/o Harvard Management Company, Inc.
600 Atlantic Avenue, 15th Floor
Boston, Massachusetts 02210-2203            17,164,006 (3)            24.8%

NAR Group Limited (1)
Post Office Box 438
Tropic Isle Building
Wickhams Cay
Road Town, Tortola
British Virgin Islands                      14,961,480 (4)            21.6%

                                            Amount and Nature        Percent
Directors and Executive Officers         of Beneficial Ownership     of
Class
------------------------------------     -----------------------     -------
-
Donald D. Beane                              81,250 (5)                   *
Neil H. McLaurin                          3,451,000 (6)                 5.0%
Shelby R. Gibbs                              42,000 (7)                   *
John M. Sallay                                  -0- (8)                   *
John R. Schoemer                              5,000 (9)                   *
Larry J. Taylor                           1,610,000                     2.3%
Paul Thompson, III                       29,715,364 (10)               42.9%
John T. Miller                            1,550,500 (11)                2.2%
Kathleen Callahan-Guion                         -0- (12)                  *
Harold E. Lambert                           190,000 (13)                  *

All executive officers and directors
  as a group (10 persons including those
  listed above)                          36,645,114                   52.9%

----------------------------
* Less than 1%

(1)     Phemus Corporation ("Phemus"), NAR Group Limited ("NAR") and
Tenacqco Bridge
     Partnership ("Tenacqco") are not affiliates of one another, but may be deemed to be a "group" pursuant to Rule 13d-5 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

(2) This figure includes the shares of Common Stock owned by Tenacqco's affiliate DLJ Capital Corp.

(3) This figure (i) includes 729,600 shares of Common Stock issuable upon exercise of the Company's Common Stock Purchase Warrants, and (ii) excludes the shares of Common Stock owned by Phemus affiliates, the President and Fellows of Harvard College and the Harvard-Yenching Institute for which Phemus disclaims beneficial ownership.

(4) This figure includes 230,400 shares of Common Stock issuable upon exercise of the Company's Common Stock Purchase Warrants.

(5) This figure includes 80,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan.

(6) This figure includes (i) 750,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan, and (ii) 2,700,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1994 Stock Option Plan.

(7) This figure includes 40,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan.

(8) Mr. Sallay is a partner in the Harvard Private Capital Group, Inc., an affiliate of Phemus. Mr. Sallay does not participate in any investment or voting decisions of Phemus regarding its holdings of the capital stock of the Company and therefore, has no beneficial ownership of any shares of capital stock of the Company beneficially held by Phemus.

(9) Mr. Schoemer is the Chief Operating Officer of Quadrant Management, Inc., a subsidiary of NAR. Mr. Schoemer does not participate in any investment or voting decisions of NAR regarding its holdings of the capital stock of the Company and therefore, has no beneficial ownership of any shares of capital stock of the Company beneficially held by NAR.

(10) Mr. Thompson is a Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation, a Tenacqco affiliate. This figure includes shares held by Tenacqco and its affiliates. Mr. Thompson disclaims beneficial ownership of such shares.

(11) This figure (i) includes (a) 350,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan, and (b) 1,200,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1994 Stock Option Plan, and (ii) excludes 25,000 sharesof Common Stock issuable upon exercise of options pursuant to the Company's 1991 Stock Option Plan that are not vested.

(12) If proposals number 2 and 3 in this Proxy Statement to increase the number of shares of Common Stock available for option grants is approved, the

Company has agreed, pursuant to an Employment Agreement with Ms. Callahan-Guion, to grant options to purchase (i) 500,000 shares of Common Stock at an exercise price of $1.0625 per share pursuant to the Company's 1991 Stock Option Plan and (ii) 1,500,000 shares of Common Stock at an exercise price of $0.70 per share, pursuant to the Company's 1994 Stock Option Plan.

(13) This figure (i) includes (a) 40,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan, and (b) 150,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1994 Stock Option Plan and (ii) excludes 10,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1991 Stock Option Plan that are not currently vested.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act and the rules issued thereunder require the Company's executive officers and directors, and persons who own more than 10% of the registered class of equity securities of the Company, to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership and changes in ownership of such securities. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during 1996, its executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following describes certain of the Company's transactions since the beginning of the Company's fiscal year 1996 and certain ongoing transactions during fiscal year 1996.

     Transactions with Larry J. Taylor. On March 25, 1992, the Company acquired the capital stock of two companies from Larry J. Taylor and two trusts whose beneficiaries are children of Mr. Taylor. In connection with the acquisition, the Company leased certain retail convenience store properties from landlords owned or controlled by Mr. Taylor. The leases have a primary term of ten years beginning March 1, 1992, and are renewable at the Company's option for three consecutive additional five-year terms. As of December 29, 1996, the monthly rentals payable under the Leases were approximately $60,000 in the aggregate.

     Transactions with Phemus. On January 27, 1997, the Company entered into a Securities Purchase Agreement ("Purchase Agreement") with Phemus. Pursuant to the Purchase Agreement, the Company issued and sold to Phemus
(i) 140,000 shares of its Series H Preferred Stock, $0.01 par value ("Series H Preferred Stock"), (ii) warrants ("Warrants") for the purchase of an aggregate of 960,000 shares of Common stock at a per share exercise price of $0.01 and exercisable at any time prior to January 27, 2009, and (iii) additional warrants issuable on each anniversary date of the Purchase Agreement for each share of Series H Preferred Stock then outstanding. On January 31, 1997, Phemus sold 33,600 shares of the Series H Preferred Stock and Warrants to purchase 230,400 shares of Common Stock for an aggregate of $2,144,724 to Intercontinental Mining & Resources Incorporated, an affiliate of NAR.

     Net proceeds of $8,359,000 from the sale of the Series H Preferred Stock and the Warrants were used by the Company to redeem all of the outstanding 75,656 shares plus all accrued but unpaid dividends of the Company's $6.00 Convertible Preferred Stock, Series C and net proceeds of $5,081,000 were used for general corporate purposes, including paying down a portion of amounts outstanding under the Amended and Restated Credit and Guaranty Agreement dated as of October 7, 1995, as amended, among the Company, its subsidiary, E-Z Serve Convenience Stores, Inc., and the Company's senior bank lenders.

     Transactions with Affiliates of Tenacqco. On February 8, 1996, the Company engaged Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of Tenacqco ("DLJ"), to act as the Company's exclusive financial advisor in connection with the Company's efforts to evaluate, preliminarily, various alternatives to maximize stockholder value. During the engagement, the Company paid DLJ for out-of-pocket expenses, the amount of which did not exceed five percent of DLJ's consolidated gross revenues for DLJ's last full fiscal year. The engagement was terminated in the first quarter of 1997.

     As a matter of policy, all transactions describe herein with related parties were, and all future transactions (including loans) between the Company and its directors, officers and principal stockholders and their affiliates known to the Company will be, on terms that are no less favorable to the Company than those obtainable from unaffiliated third parties.

                         EXECUTIVE COMPENSATION

     The table below summarizes the total value of compensation received by the five most highly compensated executive officers who received salary and bonus which exceeded $100,000 in fiscal 1996. The table includes the years ended December 25, 1994, December 31, 1995 and December 29, 1996.

                       Summary Compensation Table

                                                               Long-Term
                              Annual Compensation             Compensation
                      ------------------------------------    ------------
                                                     Other
All
                                                    Annual     Securities
Other
    Name and                                         Comp.     Underlying
Comp.
Principal Position    Year   Salary($)   Bonus($)   ($)(a)  Options(#)(b)
($)(c)
--------------------  ----   ---------   --------    -----  -------------  -
----
Neil H. McLaurin      1994    225,000    271,500      5,100         --
1,041
  Chairman of the     1995    250,000    250,000      5,100         --
612
  Board, President    1996    300,000         --      5,100         --
726
  and CEO

John T. Miller        1994    132,000    100,000      5,100         --
919
  Senior V. P.,       1995    144,000     80,000      5,100         --
612
  CFO and Secretary   1996    170,000         --      5,100         --
726

Marion H. Blackmon    1994    127,000     95,000      5,100         --
1,135
  Senior V. P. (d)    1995    137,957     90,000      5,100         --
612
                      1996    170,000         --      5,100        --
170,726

Harold E. Lambert     1994     90,000     35,000      5,400         --
15,029
  Vice President and  1995     95,000     25,000      5,400         --
587
  Asst. Secretary     1996    105,000         --      5,400         --
660

D. Daniel Waters      1994     81,000     27,000      5,100         --
--
  Vice President      1995     87,000     27,000      5,100         --
2,771
                      1996    100,000         --      5,100         --
646

------------------

(a)     Consists of car allowance.

(b) Options granted pursuant to the Company's 1991 Stock Option Plan as amended ("1991 Plan") and the Amended and Restated 1994 Stock Option Plan ("1994 Plan") are as follows:

     (i) The right to exercise the underlying options of the 1991 Plan vests at the rate of 20% per year from the date of grant. As of December 29, 1996, Messrs. McLaurin, Miller, Blackmon, Lambert and Waters had the right to exercise 750,000, 350,000, 350,000, 40,000 and 40,000 options, respectively. For the value of these options, see proposal number 2 in this Proxy Statement. Upon Mr. Blackmon's termination of employment and in accordance with the terms of the 1991 Plan, he retained the right to exercise 375,000 options.

    (ii) Subject to the approval of proposal number 3 in this Proxy Statement, all options underlying the 1994 Plan vested as of September 17, 1996. As of December 29, 1996, Messrs. McLaurin, Miller, Blackmon, Lambert and Waters had the right to exercise 2,700,000, 1,200,000, 1,200,000, 150,000 and 150,000 options, respectively. For the value of these options, see proposal number 3 in this Proxy Statement. Upon Mr. Blackmon's termination of employment and in accordance with the terms of the 1994 Plan, he retained the right to exercise 1,200,000 options.

(c) Consists of Company contributions to a defined contribution savings plan and tax assistance reimbursements. The amount for Mr. Blackmon includes a severance payment of $170,000 accrued for by the Company for fiscal 1996.

(d) Mr. Blackmon's employment with the Company was terminated effective March 14, 1997.

The table below summarizes the exercise of Company options during fiscal
1996.

                     Aggregated Option Exercises in Last Fiscal Year
                           and Fiscal Year-End Option Values


Value of

Unexercised
                                                 Number of          In-the-
Money
                                                Unexercised
Options at
                                             Options at FY-End        FY-End
($)
                 Shares                        Exercisable/
Exercisable/
              Acquired on        Value       Unexercisable (#)
Unerexcisable
   Name       Exercise (#)    Realized ($)   (in thousands)(a) (in
thousands)(b)
----------    ------------   ------------   -----------------   ------------
----
Neil H. McLaurin       0             0            3,450/0
2,267/0
John T. Miller         0             0            1,550/25
1,010/5
Marion H. Blackmon (c) 0             0            1,550/25
1,010/5
Harold E. Lambert      0             0              190/10
126/2
D. Daniel Waters       0             0              190/10
126/2
-----------------

(a) Includes options granted under both the 1991 Plan and the 1994 Plan, including the vesting of the options under the 1994 Plan, subject to approval of number 3 in this Proxy Statement.

(b) At December 29, 1996, the last closing bid for the Company's Common Stock was $1.1875 per share on December 27, 1996. These amounts were calculated by multiplying the number of applicable shares by such last closing bid price less the exercise price of the options.

(c) Mr. Blackmon's employment with the Company was terminated effective March 14, 1997.


Standard Arrangements with Directors

     Prior to July 1, 1996, each member of the Board of Directors, who was not an employee of the Company, was compensated at the rate of $2,000 per meeting attended, excluding telephonic meetings, and each director who was also a member of a committee of the Board of Directors was compensated $2,000 per committee meeting attended, excluding telephonic meetings.

    After July 1, 1996, each member of the Board of Directors, who is not an employee of the Company, is compensated at the rate of $1,000 per meeting attended, excluding telephonic meetings, and each director who is also a member of a committee of the Board of Directors is compensated $1,000 per committee meeting attended, excluding telephonic meetings. In addition, each director receives an annual fee of $20,000, paid on a quarterly basis.

     All of Mr. Sallay's fees were paid to Harvard Management Company, Inc. as he did not personally accept such fees.

Board Compensation Committee Report on Executive Compensation

     The Board of Directors has a standing compensation committee
("Compensation Committee") which is composed of three non-management directors and is responsible for reviewing the policies regarding executive compensation, including the compensation of the Chief Executive Officer. The Compensation Committee recommends specific compensation levels, including bonuses and stock options, for the Board of Directors as a whole to act upon.

Compensation Policies for Executive Officers

     The Company's executive officers have, since the Company's inception as a separately held public entity in March 1991, been charged by the board to formulate and implement strategic and tactical plans which will increase the profit of the Company. The current executive management team receives compensation under criteria which are largely composed of measures of improved performance and which, up until 1993, were not tied to profitability. During such period, the executive group received compensation at levels which were somewhat less than identifiable industry averages as to base salary. The executive management has been granted a significant number of options on the Company's common stock and the Compensation Committee intends these options to be a significant motivating factor in the performance of the group.

     Bonuses were awarded in 1994 and 1995 based on earnings of the Company before interest, depreciation and taxes. Based upon the success in bringing the Company to a point of profitability, the Compensation Committee has awarded compensation which, in total, is more in line with industry averages.

Compensation Policies for Chief Executive Officer

     The Compensation Committee's procedures for determining the compensation arrangements with the Chief Executive Officer are not materially different than those discussed above. As with other executive officers, Mr. McLaurin's compensation for 1996 included his base salary.

                        Compensation Committee
                        ----------------------

                        Paul Thompson, III (Chairman)
                        John R. Schoemer
                        John M. Sallay

Compensation Committee Interlocks and Insider Participation

     Each of the members of the Compensation Committee are officers or stockholders of the Company which beneficially own, in the aggregate, approximately 88% of the Company's outstanding common stock. Paul Thompson, III is Managing Director of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of Tenacqco; John M. Sallay is a partner in Harvard Private Capital Group, Inc. which is an affiliate of Phemus, and John R. Schoemer is the Chief Operating Officer of Quadrant Management, Inc., a subsidiary of NAR.

Performance Graph

     The following graph [Graphic Omitted] compares the cumulative return on $100.00 invested in the Company's common stock, the Standard & Poor's 500 Index and a peer group index (consisting of Casey's General Stores, Inc., Dairy Mart Convenience Stores, Inc., and Uni-Marts, Inc.), assuming reinvestment of all dividends, since December 31, 1991.



                  1991        1992     1993     1994     1995     1996
                  ----        ----     ----     ----     ----     ----


E-Z Serve         $100         $92      $154      $69      $81     $73

S & P 500 Index   $100        $108      $119      $121    $165    $203

Peer Group        $100         $94      $129      $136    $208    $166


                      ELECTION OF DIRECTORS (ITEM 1)

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than two nor more than nine members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. By action of the Board of Directors of the Company, at its meeting on July 31, 1992, the number of directors was set at seven. Due to the Company's mandatory retirement policy for directors at the age of 70, Mr. Shelby Gibbs has declined to stand for reelection. At the Annual Meeting, the stockholders will vote on the election of six nominees for director as indicated below.

     Unless otherwise directed in the enclosed Proxy, it is the intention of the persons named in such Proxy to nominate and to vote the shares represented by such Proxy for the election of the following named nominees for the offices of directors of the Company to hold office until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified. The following named persons are the nominees for election as directors of the Company and comprise the current Board of Directors of the Company:

                                                          Year
Present
                              Principal                  First
Office(s)
                            Occupation and              Elected         Held
in
   Name             Age      Business Address           Director
Company
---------------     ---    ---------------------------  --------      ------
---
Donald D. Beane       51    Investment Advisor             1990
Director
                            NewValue Managers, L. P.
                            One Hollis St., Suite 207
                            Wellesley, Massachusetts 02181

Neil H. McLaurin     52    Principal Executive            1990
Director,
                           E-Z Serve Corporation
Chairman
                           2550 North Loop West                         of
the
                           Suite 600
Board,
                           Houston, TX 77092
Chief

Executive

Officer

John M. Sallay      41     Partner                        1992
Director
                           Harvard Private Capital Group, Inc.
                           Harvard Management Company, Inc.
                           600 Atlantic Ave.
                           Boston, Massachusetts 02210

John R. Schoemer   57     Chief Operating Officer        1994
Director
                          Quadrant Management, Inc.
                          127 E. 73rd Street
                          New York, New York 10021

Larry J. Taylor   54     President                      1992
Director
                         Salt Fork Company, Inc. and
                         Anadarko Development Company
                         2201 Civic Circle, Suite 900
                         Amarillo, Texas 79106


Paul Thompson, III 47    Managing Director              1992
Director
                         Donaldson, Lufkin & Jenrette
                         Securities Corporation
                         277 Park Avenue
                         New York, New York 10172

      The following director has declined to stand for reelection as detailed above:

Shelby R. Gibbs  71      Retired oil business           1992
Director
                          executive
                         3101 Avalon Place
                         Houston, TX 77019


     A brief description of each person nominated to become a director of the Company and of Mr. Gibbs is provided below.

Nominees for Directors:
----------------------

     Donald D. Beane is currently an investment adviser to NewValue Managers, L. P. which is an owner of, and adviser to, emerging asset management firms. Mr. Beane was a partner of Harvard Management Company, Inc. ("Harvard") from June 1981 to September 1990 and also served as Chief Operating Officer of Harvard until September 1990.

     Neil H. McLaurin has been Chairman of the Board of Directors and Chief Executive Officer of the Company since October 1990. Mr. McLaurin also served as President of the Company from October 1990 to March 1997.

     John M. Sallay joined Harvard in 1990, and in 1991, became a Partner of Harvard Private Capital Group, Inc., which manages several investment affiliates that assist in the management of the Harvard University endowment fund. Harvard, through its relationship to Phemus, beneficially owns approximately 24% of the outstanding Common Stock of the Company.

     John R. Schoemer has been employed by Quadrant Management, Inc., a subsidiary of NAR ("Quadrant"), since 1991 and is currently Quadrant's Chief Operating Officer. Prior to joining Quadrant, Mr. Schoemer was for seven years the Treasurer and Chief Financial Officer of either the National Football League or its subsidiary the World League of American Football.
NAR beneficially owns indirectly through subsidiaries approximately 21% of the outstanding Common Stock of the Company.

     Larry J. Taylor is President of two real estate investment companies, each of which lease locations and equipment to the Company: (i) Salt Fork Company, Inc., which is also a wholesale supplier of motor fuels, and (ii) Anadarko Development Company. Mr. Taylor is the founder of Taylor Petroleum, Inc. which was formed in November 1972, and was sold on March 25, 1992, to the Company.

     Paul Thompson, III is currently a Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of Tenacqco, which beneficially owns approximately 43% of the outstanding Common Stock of the Company. Mr. Thompson joined Donaldson, Lufkin & Jenrette Securities Corporation in April 1987, to establish and run the DLJ Bridge Fund which invests in leveraged buy-outs, recapitalizations and similar transactions.

Current Director:
----------------

     Shelby R. Gibbs is currently retired. From 1957 to 1988 Mr. Gibbs was employed by Tenneco, Inc. in various capacities including Vice President of Crude Oil and Product Supply. From 1949 to 1957 Mr. Gibbs was employed by Mobil Oil Company.

     If elected as a director of the Company, each nominee will hold office as a director until next year's annual meeting of stockholders, expected to be held in June 1998, or until their respective successors are elected and qualified.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of Proxy intend to vote the shares represented in such Proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee nor to any executive officer of the Company or its subsidiaries or affiliates.

Committees

     Six (6) meetings of the Compensation Committee were held in 1996.

     The Board of Directors has a standing audit committee ("Audit Committee"), which is currently comprised of Mr. Beane, Mr. Schoemer, Mr. Gibbs and Mr. Taylor. The Audit committee is responsible for reviewing the scope, findings and recommendations in respect of audits conducted by the Company's independent auditors, as well as the adequacy of the Company's internal controls and the accounting principles employed by it in financial reporting. Two (2) meetings of the Audit Committee were held in 1996.

Meetings of the Board of Directors

     Five (5) meetings of the Board of Directors were held during 1996. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in 1996.

     The nominees for director will be elected by the favorable vote of a plurality of the votes cast by the outstanding Common Stock at the Annual Meeting.


     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS.


                 PROPOSAL TO INCREASE THE NUMBER OF SHARES
          SUBJECT TO THE COMPANY'S 1991 STOCK OPTION PLAN (ITEM 2)

     The Company's 1991 Stock Option Plan, as amended ("1991 Plan"), was adopted by the Board of Directors in May 1991, approved by the stockholders of the Company on August 9, 1991, and amended upon approval of the stockholders at meetings held on October 29, 1993 and March 31, 1995. Pursuant to the 1991 Plan, 2,500,000 shares of Common Stock have been reserved for issuance upon the exercise of options granted to key employees and directors of the Company and its affiliates.

     Purposes of the 1991 Plan.  The 1991 Plan is intended as an incentive
(i) to retain in the employ of the Company and its affiliates persons of training, experience and ability, (ii) to attract new employees whose services are considered unusually valuable, (iii) to attract and retain the services of experienced and knowledgeable directors, (iv) to encourage the sense of proprietorship of such persons, (v) to stimulate the active interest of such persons in the development and financial success of the Company. The 1991 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

     Administration. The 1991 Plan is administered by the Compensation Committee appointed by the Board. The Compensation Committee currently consists of three members of the Board, who are "nonemployee directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, and who may at any time be removed by the board. All decisions made by the Compensation Committee pursuant to the provision of the 1991 Plan are made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. The Compensation Committee shall determine all questions relating to the 1991 Plan regarding eligibility of participants, grant options pursuant to the 1991 Plan, interpret the 1991 Plan and assist any participant regarding the right, benefits or elections available under the 1991 Plan.

     Authorized Shares and Adjustments. The 1991 Plan currently authorizes the grant of options to purchase up to 2,500,000 shares of Common Stock for issuance as incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified options within the meaning of the code. The Compensation Committee has the authority to designate which options granted under the 1991 Plan are incentive stock options and which are nonqualified stock options. Upon expiration of any option or its termination prior to exercise, the unissued shares subject to option will again be available for grant under the 1991 Plan. The number of shares authorized for issuance under the 1991 Plan and the number of shares and exercise prices of outstanding options are subject to adjustment in the event of stock splits, stock dividends, and similar changes in the Company's capitalization.

     Grant of Options. The persons eligible for participation in the 1991 Plan are key employees of the Company and its affiliates and directors of the Company. The Compensation Committee has the power to determine the eligibility of persons to participate in the 1991 Plan and the number of options to be granted to any participant.

     The 1991 Plan requires that the purchase price of each share subject to an incentive stock option equal 100% of the fair market value of such share on the date the option is granted. The purchase price of each share subject to a nonqualified stock option is determined by the Compensation Committee upon granting the option. In no event, however, may the purchase price of a share subject to a nonqualified stock option be less than 50% of the fair market value of such share on the date the option is granted.

     Options may be exercised solely by the optionee during his lifetime or after his death by the person or person entitled thereto under his will or by the laws of descent and distribution. In the event of termination of employment for any reason other than death, disability or retirement of the optionee, options may be exercised only with respect to the number of options vested at the time of such termination. In the event of the death or disability of the optionee, all options outstanding in the name of the optionee become exercisable in full without regard to any vesting restrictions. The Compensation Committee, in its discretion, may provide that any option granted hereunder shall become fully exercisable upon a Change in Control of the Company. "Change in Control" of the Company is deemed to have occurred if any of the following takes place: (i) a change of control is reported by the Company under the Exchange Act; (ii) any "person" becomes the beneficial owner, directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's outstanding securities; or (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange
Act), other than Harken Energy Corporation, acquires or disposes of beneficial ownership of 33% or more of the combined voting power of the Company's then outstanding securities.

     Term of Option. Each option granted terminates with respect to any shares not previously taken up by the optionee upon the expiration of ten years from the date of the grant of the option or such earlier date as the Compensation Committee may prescribe.

     The 1991 Plan requires that the purchase price of the shares of which an option is exercised be paid in full at the time of exercise. The payment may be in the form of cash or by delivery to the Company of Common Stock owned by the optionee, or any combination of both. The Compensation Committee, in its discretion, may permit the optionee to execute a promissory note in consideration of the purchase price.

Senior Executives. The 1991 Plan provides for certain severance benefits for individuals designated as a "Senior Executive" by the Compensation Committee. Messrs. McLaurin and Miller have been designated as Senior Executives. Upon a termination of a senior executive's employment with the Company due to (i) disability, (ii) death, (iii) reasons other than for Cause (as defined in the 1991 Plan), or (iv) a voluntary termination: (a) all of the senior executive's shares of stock subject to option shall vest;
(b) within 60 days, the Company shall offer to purchase the senior executive's options for cash; and (c) within 30 days of the senior executive's receipt of such offer, the senior executive may either (x) accept the offer and relinquish all of his options for cash, (y) relinquish the options for a number of shares of Common Stock based on a formula as set forth in the 1991 Plan intended to approximate the appreciated value of the shares of Common Stock underlying the options, or (z) continue to hold the options and exercise them pursuant to the terms of the 1991 Plan.

     Tax Matters. The federal income tax consequences of the grant and exercise of options under the 1991 Plan and any subsequent sale of the shares so purchased will be as follows under the present provisions of the Code and regulations thereunder:

     Upon the grant of incentive stock options, no income will be realized by the optionee for federal income tax purposes. At the time of exercise of the option, the excess of the fair market value of the shares over the option price will be an item of tax preference for alternative minimum tax purposes. If the shares are not disposed of within the one-year period beginning on the date of the transfer of such shares to the optionee, or within the two-year period beginning on the date of the grant of the option, the excess, if any, of the fair market value of such shares on the date of disposition over the option exercise price will be treated and taxed as long-term capital gain of the optionee at the time of disposition; in such event, no deduction will be allowed to the Company. If, however, the shares are disposed of within the one-year period from the date of transfer of such shares to the optionee, or within the two-year period from the date of the grant of the option, the excess, if any, of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the option exercise price will be treated as a short-term capital gain and, as such, will be taxable as ordinary income of the optionee at the time of disposition, and the Company will be entitled to a corresponding deduction.

     Upon the grant of a nonqualified stock option, no income will be realized by the optionee. Upon the exercise of such an option, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be taxed as ordinary income of the optionee and the company will be entitled to a corresponding tax deduction.

     Amendment and Termination. The Board may amend or terminate the 1991 Plan at any time, provided that no amendment may impair the rights of any optionee under the 1991 Plan without his consent and except that no amendment or alteration may be made which, without the approval of the stockholders, would (i) increase the total number of shares reserved for issuance under the 1991 Plan, (ii) extend the duration of options, (iii) materially increase the benefits accruing to optionees under the 1991 Plan,
(iv) decrease the option price, or (v) materially modify the requirements as to eligibility for participation in the 1991 Plan.

     The table below summarizes the benefits or amounts that will be received by or allocated to each of the following persons or groups, as of April 17, 1997, under the 1991 Plan. For illustration purposes only, the dollar values were computed by multiplying the number of shares subject to options under the 1991 Plan by the difference between the closing price of the Common Stock on April 17, 1997 of $0.687 per share and the exercise price per share. Note that all of the options granted are nonqualified options.

                          1991 Stock Option Plan

                                                                      Number
                                          Dollar                     of
Options
Name and Position                        Value ($)
Granted
------------------------                 ---------                  --------
----
Neil H. McLaurin                          (234,750)
750,000
 Chairman of the Board,
 and Chief Executive Officer

John T. Miller                            (117,375)
375,000
 Senior Vice President,
 Chief Financial Officer
 and Secretary

Kathleen Callahan-Guion                          0                         0
(a)
 President and
 Chief Operating Officer

Harold E. Lambert                          (15,650)
50,000
 Vice President and
 Assistant Secretary

Executive Group                            (367,775)
1,175,000
 (4 persons including
  those listed above)

Non-Executive                               (37,560)
120,000
 Director Group (2 persons)

Non-Executive Officer                      (165,850)
450,000
 Employee Group
 (9 persons)

(a) If proposal number 2 in this Proxy Statement to increase the number of shares of Common Stock available for option grants is approved, the Company has agreed, pursuant to an employment agreement with Ms. Callahan-Guion, to grant options to purchase 500,000 shares of Common stock at an exercise price of $1.0625 per share.

Proposed Amendments to 1991 Plan

     To further the purposes of the 1991 Plan as set forth above, the Board of Directors proposes that the first sentence of Paragraph 4 of the Plan be amended in its entirety to read as follows:

          Subject to adjustment as provided in Paragraph 9, a total of 3,500,000 shares ("Stock") of Common Stock shall be subject to this Plan.

     This proposal will be approved by the favorable vote of a majority of the outstanding Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK OPTION PLAN.

                   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                            1994 STOCK OPTION PLAN
                                   (ITEM 3)


Description of the 1994 Plan

     The Company's 1994 Stock Option Plan, as amended ("1994 Plan"), was adopted by the Board of Directors on February 9, 1994, approved by the stockholders of the Company on June 17, 1994, and amended by approval of the stockholders at a meeting held on March 31, 1995. Pursuant to the 1994 Plan, 6,750,000 shares of Common Stock have been reserved for issuance upon the exercise of options granted to key management employees of the Company and its affiliates.

     Purposes of the 1994 Plan.  The 1994 Plan is intended as an incentive
(i) to retain key management employees of the Company and its affiliates,
(ii) to stimulate the active interest of such persons in the development and financial success of the Company, and (iii) to provide a financial benefit to such persons at the same time as the stockholders of the Company receive financial consideration based on certain events as set forth in the 1994 Plan. The 1994 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

     Administration. The 1994 Plan is also administered by the Compensation Committee appointed by the Board. The Compensation Committee currently consists of three members of the Board, who are "nonemployee directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, and who may at any time be removed by the Board. All decisions made by the Compensation Committee pursuant to the provisions of the 1994 Plan are made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. The Compensation Committee shall determine all questions relating to the 1994 Plan regarding eligibility of participants, grant options pursuant to the 1994 Plan, interpret the 1994 Plan and assist any participant regarding the rights, benefits or elections available under the 1994 Plan.

     Authorized Shares and Adjustments. The 1994 Plan currently authorizes the grant of options to purchase up to 6,750,000 shares of Common Stock for issuance as nonqualified stock options within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). Upon expiration of any option or its termination prior to exercise, the unissued shares subject to option will again be available for grant under the 1994 Plan. The number of shares authorized for issuance under the 1994 Plan and the number of shares and exercise prices of outstanding options are subject to adjustment in the event of stock splits, stock dividends, and similar changes in the Company's capitalization.

     Grant of Options. The persons eligible for participation in the 1994 Plan are key employees of the Company and its affiliates and directors of the Company. The Compensation Committee has the power to determine the eligibility of persons to participate in the 1994 Plan and the number of options to be granted to any participant.

     The purchase price of each share of Common Stock subject to an option under the 1994 Plan is $0.40. No options may be granted after December 31, 1997.

     Vesting and Exercise of Options. The options vest proportionately, as stipulated in the 1994 Plan, upon the occurrence of one of the following events:

     (i) Upon the consummation of an underwritten public offering of Common Stock pursuant to a registration statement wherein the aggregate net proceeds to the Company's stockholders is at least $10 million;

    (ii) Upon the transfer of Common Stock in a private transaction which could have the effect of transferring to the transferee beneficial ownership, as defined in the 1994 Plan, of a number of shares of Common Stock that, in the aggregate, is equal to or greater than 10% of the then outstanding shares of Common Stock; or

   (iii) Upon the sale of all or substantially all of the assets of the Company.

      Options may be exercised solely by the optionee during his lifetime or after his death by the person or persons entitled thereto under his will or by the laws of descent and distribution. In the event of termination of employment for any reason other than death or permanent disability of the optionee, options may be exercised only with respect to the number of options vested at the time of such termination; provided, that if the termination was for Cause, as defined in the 1994 Plan, all options shall lapse and if the termination was not for Cause, the optionee must exercise any vested options within 60 days of termination. In the event of the death or permanent disability of the optionee, all unvested options are forfeited except for a number of options based on the time of employment since January 1, 1993, as further described in the 1994 Plan.

     Term of Option. Each option granted terminates with respect to any shares not previously taken up by the optionee upon the expiration of ten years from the date of the grant of the option or such earlier date as the Compensation Committee may prescribe.

     The 1994 Plan requires that the purchase price of the shares for which an option is exercised be paid in full at the time of exercise. The payment may be in the form of cash or by delivery to the Company of Common Stock owned by the optionee, or any combination of both. The Compensation Committee, in its discretion, may permit the optionee to execute a promissory note in consideration of purchase price.

     Senior Executives. The 1994 Plan provides for certain severance benefits for individuals designated as a "Senior Executive" by the Compensation Committee. Messrs. McLaurin and Miller have been designated as Senior Executives. Upon a termination of a senior executive's employment with the Company due to (i) disability, (ii) death, (iii) reasons other than for Cause (as defined in the 1994 Plan), or (iv) a voluntary termination:
(a) all of the senior executive's shares of stock subject to option shall vest; (b) within 60 days, the Company shall offer to purchase the senior executive's options for cash; and (c) within 30 days of the senior executive's receipt of such offer, the senior executive may either (x) accept the offer and relinquish all of his options for cash, (y) relinquish the options for a number of shares of Common Stock based on a formula as set forth in the 1994 Plan intended to approximate the appreciated value of the shares of Common Stock underlying the options, or (z) continue to hold the options and exercise them pursuant to the terms of the 1994 Plan.

     Tax Matters. The federal income tax consequences of the grant and exercise of options under the 1994 Plan and any subsequent sale of the shares so purchased will be as follows under the present provisions of the Code and regulations thereunder: upon the grant of a nonqualified stock option, no income will be realized by the optionee. Upon the exercise of such an option, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be taxed as ordinary income of the optionee and the Company will be entitled to a corresponding tax deduction.

     Amendment and Termination. The Board may amend or terminate the 1994 Plan at any time, provided that no amendment may impair the rights of any optionee under the 1994 Plan without his consent and except that no amendment or alteration may be made which, without the approval of the stockholders, would (i) increase the total number of shares reserved for issuance under the 1994 Plan, (ii) extend the duration of options, (iii) materially increase the benefits accruing to optionees under the 1994 Plan, or (iv) materially modify the requirements as to eligibility for participation in the 1994 Plan.

     The table below summarizes the benefits or amounts that will be received by or allocated to each of the following persons or groups, as of April 17, 1997, under the 1994 Plan. For illustration purposes only, the dollar values were computed by multiplying the number of shares subject to options under the 1994 Plan by $0.287 which was determined by the closing price of the Common Stock on April 17, 1997 of $0.687 per share less the exercise price of $0.40 per share.

Note that all of the options granted are nonqualified options.

                            1994 Stock Option Plan

                                                               Number of
Options
Name and Position                     Dollar Value ($)               Granted
----------------------------         ----------------          -------------
----
Neil H. McLaurin                           774,900                2,700,000
 Chairman of the Board,
 and Chief Executive Officer

John T. Miller                             344,400                1,200,000
 Senior Vice President,
 Chief Financial Officer
 and Secretary

Kathleen Callahan-Guion                           0                      0
(a)
 President and
 Chief Operating Officer

Harold E. Lambert                           43,050                  150,000
 Vice President and
 Assistant Secretary

Executive Group (4 persons                1,162,350               4,050,000
 including those listed above)

Non-Executive Director Group                      0                       0

Non-Executive Officer
 Employee Group (7 persons)                 229,600                 800,000

(a) If proposal number 3 in this Proxy Statement to increase the number of shares of Common Stock available for option grants is approved, the Company has agreed, pursuant to an Employment Agreement with Ms. Callahan-Guion, to grant options to purchase 1,500,000 shares of Common Stock at an exercise price of $0.70 per share.

Proposed Amendments to 1994 Plan

     In order to further the purposes of the 1994 Plan as set forth above and (i) to increase the number of shares of Common Stock subject thereto from 6,750,000 to 8,000,000 and (ii) to avoid certain detrimental tax consequences to the option holders that could occur if certain vesting events occur, the Board of Directors proposed that the 1994 Plan be amended as indicated on Exhibit "A" attached hereto. Note that on Exhibit "A" the additions to the 1994 Plan are double underlined, while the deletions from the 1994 Plan are stricken.

     In general, the proposed amendments provide that:

     (i) The definition of "Cause" has been amended to specify that the deed must occur in the course of the optionee's employment with the Company or any of its affiliates;

    (ii) The number of shares of Common Stock subject to the 1994 Plan has been increase to 8,000,000;

   (iii) The Compensation Committee has been given the power to determine the exercise price for any options granted after September 17, 1996;

    (iv) All options outstanding as of September 17, 1996 are fully vested and exercisable and any options granted thereafter shall be fully vested and exercisable upon grant;

    (v) Since all options are fully vested and exercisable, the prior restrictions on vesting have been applied to restrictions on the ability of optionees to sell the underlying Common Stock upon exercise of the options with various sections of the 1994 Plan amended to conform to these changes; and

   (vi) With restrictions on the sale of the underlying Common Stock, a provision has been added to provide for a legend to be placed on any Common Stock issued upon exercise of an option while such restrictions are applicable.

     This proposal will be approved by the favorable vote of a majority of the outstanding Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1994 STOCK OPTION PLAN.

                      PROPOSAL TO RATIFY THE APPOINTMENT
                       OF INDEPENDENT AUDITORS (ITEM 4)

     KPMG Peat Marwick LLP has served as the Company's principal independent public accountants since August 7, 1991, and have been appointed by the Board of Directors as the independent auditors for the current year. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     This proposal will be approved by the favorable vote of a majority of outstanding Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                          OTHER BUSINESS (ITEM 5)

     The Board of Directors knows of no other business that may properly be, or which is likely to be, brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying form of Proxy to vote the shares covered thereby as in their discretion they may deem advisable.


                       DATE FOR RECEIPT OF PROPOSALS

     Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its Annual Meeting of Stockholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting, stockholder proposals must be received by the Company by December 30,1997, and must otherwise comply with the requirements of Rule 14a-8.

                      BY ORDER OF THE BOARD OF DIRECTORS




                      /s/JOHN T. MILLER
                      ----------------------------------
                         JOHN T. MILLER, SECRETARY


April 28, 1997
Houston, Texas

                            E-Z SERVE CORPORATION
     ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FRIDAY, JUNE 27,1997
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Neil H. McLaurin and John T. Miller, and each of them, attorneys and agents, with full power of substitution to vote as proxy all the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of E-Z Serve Corporation (the "Company") to be held at 2550 North Loop West, Suite 600, Houston Texas 77092 at 10:00 a.m., Houston time, on Friday June 27, 1997, and at any adjournment(s) thereof in accordance with instructions noted below. Receipt of notice of the meeting and Proxy Statement dated April 28, 1997, is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS SET OUT BELOW.

1. ELECTION OF DIRECTORS to serve until the 1998 annual meeting of Stockholders and until their successors are duly elected and qualified.
 FOR all nominees listed below (except as otherwise indicated)  (  )
(  ) WITHHOLD AUTHORITY for all nominees below
     * Instruction: To withhold authority to vote for any nominee, draw a line through the name of the nominee in the list below:
     DONALD D. BEANE, NEIL H. MCLAURIN, JOHN M. SALLAY, JOHN R. SCHOEMER, LARRY J. TAYLOR AND PAUL THOMPSON, III.

2.     PROPOSAL TO AMEND the Company's 1991 Stock Option Plan to increase the
       number of shares of common stock subject thereto from 2,500,000 to 3,500,000.
       FOR (  )          AGAINST (  )        ABSTAIN (  )

3.     PROPOSAL TO AMEND AND RESTATE the Company's 1994 Stock Option Plan
(i)
       to increase the number of shares of common stock subject thereto from 6,750,000 to 8,000,000, and (ii) to avoid certain detrimental tax consequences to the option holders that could occur if certain vesting
       events occur.
       FOR (  )          AGAINST (  )        ABSTAIN (  )

4. PROPOSAL TO RATIFY AND APPROVE the Board of Directors' appointment of KPMG Peat Marwick, LLP as independent auditors of the Company.
       FOR (  )          AGAINST (  )        ABSTAIN (  )

IN THEIR DISCRETION, THE AFOREMENTIONED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                              Dated:                            , 1997.
                                    ----------------------------

                              ----------------------------------------------
                                      (Signature of Stockholder)

                              ---------------------------------------------
                                      (Signature of Stockholder)

     * Please sign as name appears. Joint owners each should sign. When signing as attorney, trustee, administrator, executor, etc., please indicate your full title as such.

        PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY.
        PLEASE DO NOT FOLD THIS PROXY.


























































EXHIBIT A
             AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                                   OF
                        E-Z SERVE CORPORATION



1.    Purpose of Plan.

        This 1994 Stock Option Plan (the "Plan") is intended to act as an incentive (a) to retain key management employees of E-Z Serve Corporation (the "Company") and its Affiliates (as defined below), (b) to stimulate the active interest of such persons in the development and financial success of the Company, and (c) to provide a financial benefit to such persons at the same time as the stockholders of the Company receive financial consideration based on certain events as set forth herein. The options issued pursuant to this Plan (the "Options") shall constitute nonqualified are not intended to qualify as incentive stock options ("nonqualified stock options") within the meaning of under Section 83 422 of the Internal Revenue Code of 1986, as amended ("Code").

2.     Administration of Plan

(a) The Board of Directors shall appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") which shall consist of at least two members of the Board of Directors, each of whom shall be a "disinterested person nonemployee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Committee shall serve at the pleasure of the Board of Directors of the Company ("Board").

(b) The Committee shall administer the Plan in accordance with its terms as in effect from time to time and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Plan. The Committee is authorized to make any and all decisions and determinations as it may, in its discretion, determine to make under or with respect to the Plan. Any such decision or determination by the Committee shall be conclusive and binding upon all persons. The Committee may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as it shall deem necessary or advisable to carry out the purpose of the Plan. The Committee shall have all powers necessary or appropriate to accomplish its duties under the Plan.

(c) The Committee shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

(i) to determine all questions relating to the eligibility of key employees to participate or remain eligible to participate hereunder;

(ii)    to grant Options pursuant to this Plan;

(iii) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are not inconsistent with the terms hereof; and

(iv) to assist any employee regarding his rights, benefits, or elections available under the Plan.

(d) The Committee shall keep or cause to be kept all books of account, records, and other data (not including the general accounting records of the Company) that may be necessary for proper administration of the Plan.

(e) All decisions and selections made by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if it had been made by a majority at a meeting duly held.

3. Definitions. For purposes of this Plan, the following definitions shall apply:

(a) "Affiliates" means any Parent of the Company and any Subsidiary of the Company within the meaning of Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended Code, respectively.

(b)   "Cause" shall mean:

(i) for an Optionee who is not a Senior Executive, an Optionee's actual fraud, gross negligence or willful or wanton misconduct in the course of his employment by the Company or any of its Affiliates; or

(ii)      for an Optionee who is a Senior Executive, a Senior Executive's
(a) actual fraud, gross negligence or willful or wanton misconduct in the course of his employment by the Company or any of its Affiliates, (b) fraud, embezzlement or other material dishonesty with respect to the Company or any of its Affiliates, (c) conviction of, or a plea of nolo contendere to, a felony, (d) conduct that is materially harmful to the business, interest or reputation of the Company, (e) intentional failure to comply with any material instructions of the Board contained in a duly adopted resolution of the Board, or (f) failure to devote, other than by reason of disability, such of the Senior Executive's entire time, attention, business judgment, skill, energies and business efforts to his duties as an executive of the Company as are reasonably necessary to carry out his duties.

(c) "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

(d) "Senior Executive" shall mean any of the senior executive officers of the Company identified in a specific resolution of the Committee to be included within the definition of this term.

(e) "Senior Executive Termination" shall mean (i) a Senior Executive's permanent disability, as determined in the sole discretion of the Committee, or death, (ii) the termination of a Senior Executive's employment by the Company for reasons other than for Cause, or (iii) a Senior Executive's voluntary termination of employment within 90 days after a significant diminution of both the Senior Executive's responsibility and base salary by the Company.

(f)   "Fair Market Value" shall be determined as follows:

   First, determine the average (mean) price for each of the thirty days preceding the date of determination on which the Common Stock traded as
follows    :

                  (i) the reported "high" and "low" sales price of the Common Stock as reported in The Wall Street Journal's American Stock Exchange Composite Transactions listing (corrected for obvious typographical errors),

                  (ii) if the Common Stock is not reported in such listing, then the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which the Common Stock is listed or traded,

                 (iii) if the Common Stock is not listed or traded on any national securities exchange, then the reported "high" and "low" sales prices for the Common Stock in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or,

                  (iv) if such prices shall not be reported thereon, the closing bid and asked prices so reported, or, if such prices shall not be reported, then the closing bid and asked prices reported by the National Quotation Bureau Incorporated;

   Second, eachthe relevant thirty averages-day average determined pursuant to clause (i), (ii), (iii) or (iv) above shall then be multiplied by the total number of shares of Common Stock traded on the each date corresponding to used to determine such average (the "Value of Shares Traded Daily");
and

Third,the Value of Shares Traded Daily for each of the thirty days shall be added together and the sum shall be divided by the total number of shares of Common Stock traded during the thirty days, which result shall be the Fair Market Value.

4.     Designation of Participants.

        The persons eligible for participation in this Plan as recipients of Options shall be such key employees of the Company and or its Affiliates as designated by the Committee. A person who has been granted an Option hereunder ("Optionee") may be granted an additional Option or Options, if the Committee shall so determine.

5.     Stock Reserved

         Subject to adjustment as provided in Section 10, a total of 6,750,000 8,000,000 shares ("Stock") of Common Stock shall be subject to this Plan. The shares of Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the expiration of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan and the expiration, exercise or lapse of all Options granted hereunder, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any Option expire or be cancelled canceled prior to its exercise, the shares theretofore subject to such Option may again be subject to an Option under this Plan.

6.     Option Price

        The purchase price of each share of Stock subject to an Option under this Plan shall be $0.40. granted under this Plan prior to September 17, 1996 shall be $0.40. The purchase price of each share of Stock subject to an Option granted under this Plan after September 17, 1996 shall be determined by the Committee prior to granting the Option, which may be any amount the Committee shall determine in its sole discretion.



7. Option 7.     Option and Sale Period

        No Options may be granted after December 31, 1997. Each Option granted under this Plan shall terminate and be of no force and effect with respect to any shares not previously taken up Stock not purchased upon exercise by the Optionee upon the expiration of ten years from the date of granting of such Option or such earlier date as the Committee, in its sole discretion, may prescribe at the date of grant. In addition, any Stock purchased upon exercise of an Option but unable to be sold pursuant to the terms of this Plan before the expiration of ten years from the date of granting of the Option under which such Stock was purchased shall be repurchased by the Company at the purchase price paid per share by the Optionee as soon as practicable after such expiration date.

8.     Vesting of Options.

     (a) Secondary Offering. Upon the consummation of each underwritten public offering of Common Stock pursuant to a registration statement wherein the aggregate net proceeds (after deducting all costs, discounts, commissions and other expenses of the offering) to the Company's stockholders are at least $10,000,000, then:

(i) a percentage of all outstanding unvested shares of Stock subject to the Options shall vest equal to a ratio determined by the number of shares of Common Stock sold in the offering divided by the number of outstanding shares of Common Stock, on a fully diluted basis, existing prior to the offering; and

(ii) regardless of any previous vesting schedule due to a previous offering under this clause (a), a percentage of all remaining unvested shares of Stock subject to the Options shall vest on the last day of each month from the effective date of the offering until December 1997 equal to a ratio of one divided by the number of months from the effective date of the offering until December 1997.

(b) Private Sale of Common Stock. Upon each transfer or series of related transfers in a private transaction which would have the effect of transferring to any transferee or group (as defined for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) of persons beneficial ownership (as defined in Rule 13(d)(3) of the Exchange Act) of a number of shares of Common Stock that, in the aggregate is equal to or greater than 10% of the then outstanding shares of Common Stock on a fully diluted basis, a number of outstanding unvested shares of Stock subject to the Options shall vest equal to the number of shares of Common Stock transferred multiplied by 9%; provided, however, that no vesting shall occur upon any transfer to:

(i) a person or entity who is the beneficial owner (as defined in Rule 13(d)(3) of the Exchange Act) of Common Stock on the Effective Date (as defined below), or

(ii) any person or entity controlling, controlled by or under common control with any person or entity who is the beneficial owner of Common Stock on the Effective Date. For purposes of this clause (ii), "control" (including the terms "controlling," "controlled by" and "under common control with") shall mean the direct or indirect possession of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

(c) Asset Sale. Upon the sale of all or substantially all of the assets of the Company, 100% of the outstanding unvested shares of Stock subject to the Options shall vest.

(d) Upon a Senior Executive Termination, 100% of the applicable Senior Executive's outstanding unvested shares of Stock subject to the Options
shall ve   Each Option granted under this Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the express terms and conditions stated in this Plan and to such other terms and conditions as the Committee may deem appropriate, including, but not limited to terms and conditions related to the ability of an Optionee to exercise an Option and sell any Stock purchased upon exercise of an Option. The Committee may provide in the option agreement that an Option may be exercised in whole, immediately, or is to be exercisable in increments. As of September 17, 1996, all options outstanding under this Plan shall be fully vested and exercisable, subject to approval of such vesting by the stockholders of the Company at any time prior to September 17, 1997. All Options granted subsequent to September 17, 1996 shall be fully vested and exercisable upon grant.

9.     Exercise of Options.

(a) Options may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

(b) In the event of termination of employment of an Optionee (other than in the case of a Senior Executive Termination) for any reason other than death or permanent disability, an Option may be exercised only with respect to the number of shares of Stock vested at the time of such termination and any shares of Stock subject to the Option unvested that could be sold (pursuant to Section 12 hereof) and any Options with respect to shares of Stock that could not be sold (pursuant to Section 12) at that time shall lapse, unless the Committee shall otherwise approve on a case by case basis; provided, that if the termination of employment was due to Cause, all shares of Stock, whether vested or unvested, subject to the Option for Cause, all Options held by such Optionee shall be forfeited upon the termination of employment, and no exercise of the Option shall be permitted; and provided further, that if the termination was not for Cause, the Optionee must exercise any vested shares of Stock subject to the Option the Options (and such exercise may be made only to the extent that the underlying Stock may be sold pursuant to Section 12) within 60 days of the termination of employment at which time any unexercised vested shares of Stock subject to the Option Options shall be forfeited, unless the Committee shall otherwise approve on a case by case basis. Whether or not a termination of employment is for Cause shall be determined in the sole discretion of the Committee.

(c) In the event of the death or permanent disability (whether or not someone is permanently disabled shall be determined in the sole discretion of the Committee) of the an Optionee (other than a Senior Executive) following the date of grant of any Option and while in the employ of the Company or any of its Affiliates, and while Options granted hereunder are still in force and unexpired under the terms of Section 7, the entire unvested Option (except for the portion of the Option for which shares of Stock subject to the Option held by such Optionee could, if the Option had been exercised, be sold at such time due to the provisions of Section 12) shall be forfeited except for such a portion of the Option to acquire a number of shares of Stock equal to AxB, where::

(i)A= the total number of shares of Stock subject to the Option granted the Optionee during the term of the Plan multiplied by to the Optionee that, if the Option had been exercised by the Optionee prior to his death or permanent disability, could not have been sold pursuant to Section 12

(ii) B= the number of months elapsed (but not greater than 60) from January 1, 1993, until Optionee's death or permanent disability divided by 60

(iii) minus the number of shares of Stock subject to the Option granted to the Optionee that have previously vested during the term of the Plan.

If a negative number is the result of the above calculation, the entire unvested shares of Stock subject to the Option shall lapse. Any unvested shares of Stock that do not lapse in accordance with this clause (c) shall be rounded down to the nearest whole number of shares of Stock and continue to vest in accordance with the provisions of this Plan while held by the persons entitled thereto in clause (a).

(d) The purchase price of the shares of Stock as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash (including certified check, bank draft and postal or express money order payable to the order of the Company), or at the election of the holder of such Option, in Common Stock theretofore owned by such holder (or any combination of cash and Common Stock); provided, however, that the payment of any portion of the purchase price in Common Stock by Optionees who are subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act shall be made with Common Stock held for at least six months by such Optionee.

For purposes of determining the amount, if any, of the purchase price satisfied by payment of Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company.

The Committee may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to permit the holder of an Option to satisfy the purchase price of the shares as to which an Option is exercised by delivery of the Option holder's promissory note, such note to be subject to such terms and conditions as the Committee may determine. The Committee may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to cause the Company to lend to the holder of an Option funds, on such terms and conditions as the Committee may determine to be appropriate, sufficient for the holder of an Option to pay the purchase price of the shares as to which an Option is to be exercised. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

(e) Within 60 days of a Senior Executive Termination, the Company will provide to the Senior Executive an offer to pay the Senior Executive an amount payable in cash in exchange for the Senior Executive's relinquishment of all of such Senior Executive's Options. Within 30 days of the Senior Executive's receipt of the Company's offer, the Senior Executive, or his heirs or legal representatives in the event of death or disability, will have must exercise one of the following alternatives:

                   (i) Accept the Company's offer and relinquish the Senior Executive's Options for the cash amount offered; or

                  (ii) In lieu of purchasing the shares of Stock subject to purchase under the Options, relinquish the Options for a number of shares of Common Stock to be determined as follows: the number of shares of Common Stock issuable pursuant to such relinquishment shall be a number equal to the quotient obtained by dividing the Appreciated Value by the current Stock Value (both as defined below); or

                 (iii) Continue to hold the Options and exercise them prior to the earlier of five years from the date of the Senior Executive Termination or such earlier date as the period for exercise of the Options would end pursuant to the terms of the Plan.

   As used in this Section 9, "Appreciated Value" shall mean the excess of
(i) the aggregate current Stock Value of times the number of shares of Common Stock covered by the Options over (ii) the aggregate purchase price for such shares each share specified in such Options times the number of shares of Common Stock covered by the Options. As used in this Section 9, "Stock Value" of a share of Common Stock shall mean (i) on a consolidated basis, the sum of (x) the Company's earnings before interest, taxes, depreciation and amortization for the four reported fiscal quarters prior to the date of the Senior Executive Termination (the "Period") multiplied by 6, plus (y) the Company's average cash during the Period, minus (z) the Company's average debt during the Period, (ii) divided by the weighted average number of shares of Common Stock outstanding during the Period.

10.     Stock Dividends, Stock Splits and Certain Other Corporation
Transactions

(a) The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures or preferred or preference stocks ranking prior to or affecting the Common Stock or the rights attendant thereto, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) The shares with respect to which Options may be granted hereunder are shares of Common Stock of the Company as presently constituted. If, and whenever, prior to the delivery by the Company of all of the shares of the Stock which are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, a stock split, a combination of shares, a recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services or property, the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which Options granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

(c) If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange the holders of Common Stock receive any shares of Common Stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to the holders of Common Stock, there shall be substituted for the shares subject to the unexercised portions of outstanding Options an appropriate number of shares of (i) each class of stock or other securities which were distributed to the holders of Common Stock in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to the holders of Common Stock together with shares of Stock; provided, however, that all such Options may be cancelled canceled by the Company as of the effective date of
(x) a reorganization, merger, consolidation, plan of exchange or Spin Off or
(y) any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding exercisable Options(including any Options that would be exercisable upon the occurrence of an event in clauses (x) and (y) above in accordance with Section 8 hereof); and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and cancelling canceling Options as contemplated above, elect
(i) to reduce the purchase price for each share of Stock subject to an outstanding Option by an amount equal to the Fair Market Value fair market value (as determined by the Board) of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Stock subject to each Option in order to reflect the economic benefits inuring to the holders of Stock as a result of the Spin Off.

(d) Except as hereinbefore expressly provided the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options granted hereunder.

11.     Purchase for Investment

     Unless the Options and shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an Option under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.     Sale of Common Stock after Exercise of Option.

        Upon the exercise of an Option by an Optionee in accordance with
Section 9(d) of this Plan, the Company shall deliver to the Optionee certificates for the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the name of the Optionee; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the Optionee's last known address. Once delivery of the shares of Common Stock have been deemed delivered to the Optionee, the Optionee may sell, pledge, hypothecate or otherwise encumber (for purposes of this Plan, any such act referred to as a "sale" or being "sold") such shares of Common Stock purchased through the exercise of an Option only as follows:

(a) Persons Entitled to Sell. Stock may be sold solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.


(b) Secondary Offering. Upon the consummation of each underwritten public offering of Common Stock pursuant to a registration statement wherein the aggregate net proceeds (after deducting all costs, discounts, commissions and other expenses of the offering) to the Company's stockholders are at least $10,000,000 ("Secondary Offering"), then:

                  (i) a percentage of all Stock subject to this Plan (on a pro rata basis per Option granted under this Plan) shall be able to be sold equal to a ratio determined by the number of shares of Common Stock sold in the Secondary Offering divided by the number of outstanding shares of Common Stock, on a fully diluted basis, existing prior to the Secondary Offering; and

                 (ii) regardless of any previous ability to sell due to a previous offering under this clause (b), a percentage of all remaining shares of Stock shall be able to be sold on the last day of each month from the effective date of the Secondary Offering until December 1997 equal to the number of months that have elapsed since the effective date of the registration statement divided by the total number of months between the effective date of the registration statement and December 31, 1997; provided, that if no Secondary Offering has occurred prior to December 31, 1997, all shares of Stock shall be able to be sold upon the consummation of any Secondary Offering occurring after such date.

(c) Private Sale of Common Stock. Upon each transfer or series of related transfers in a private transaction which would have the effect of transferring to any transferee or group (as defined for purposes of Section 13(d)(3) of the Exchange Act of persons beneficial ownership (as defined in Rule 13(d)(3) of the Exchange Act) of a number of shares of Common Stock that, in the aggregate is equal to or greater than 10% of the then outstanding shares of Common Stock on a fully diluted basis, a number of shares of all Stock subject to this Plan (on a pro rata basis per Option granted under this Plan) shall be able to be sold equal to the number of shares of Common Stock transferred multiplied by 9%; provided, however, that shares of Stock purchased or purchasable through the exercise of an Option may not be sold by the Optionee upon any transfer to:

(i) a person or entity who is the beneficial owner (as defined in Rule 13(d)(3) of the Exchange Act) of 5% or more of the Common Stock on the Effective Date (as defined below), or

(ii) any person or entity controlling, controlled by or under common control with any person or entity who is the beneficial owner of 5% or more of the Common Stock on the Effective Date. For purposes of this clause
(ii), "control" (including the terms "controlling," "controlled by" and "under common control with") shall mean the direct or indirect possession of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

(d) Asset Sale. Upon the sale of all or substantially all of the assets of the Company or its subsidiary E-Z Serve Convenience Stores, Inc. (or whichever Affiliated subsidiary holds substantially all of the assets related to the Company's convenience store business), 100% of the Stock purchased or purchasable through the exercise of an Option may be sold by the Optionee.

(e)       Senior Executive Termination.  Upon a Senior Executive
Termination, 100% of the applicable Senior Executive's Stock purchased through the exercise of an Option may be sold by such Senior Executive without restriction under this Plan.

(f) Termination other than Senior Executive Termination. In the event of termination of employment of an Optionee (other than in the case of a Senior Executive Termination) for any reason other than death or permanent disability, Stock purchased upon exercise of an Option may be sold only with respect to the number of shares of Stock able to sold at the time of such termination pursuant to Sections 12(b), (c) or (d). Any shares of Stock purchased upon exercise of an Option and not able to be sold at the time of termination shall be repurchased by the Company at the purchase price paid per share by such Optionee as soon as practicable, unless the Committee shall otherwise approve on a case by case basis; provided, that if the termination of employment was for Cause, all shares of Stock held by such Optionee shall be purchased by the Company at the purchase price paid per share by such Optionee as soon as practicable and no sale of the Stock to anyone other than the Company shall be permitted. Whether or not a termination of employment is for Cause shall be determined in the sole discretion of the Committee.

(g) Death or Disability. In the event of the death or permanent disability (whether or not someone is permanently disabled shall be determined in the sole discretion of the Committee) of an Optionee (other than a Senior Executive) following the date of grant of any Option and while in the employ of the Company or any of its Affiliates, and prior to such time as 100% of the Stock may be sold, the Company shall repurchase any shares of Stock purchased by an Optionee upon exercise of an Option that are unable to be sold due to the provisions of Section 12, at the purchase price paid per share by such Optionee as soon as practicable except for such number of shares of Stock equal to CxD, where:

   C= the number of shares of Stock subject to the Option purchased by the Optionee that were not able to be sold by the Optionee prior to his death or permanent disability due to the provisions of Section 12

   D= the number of months elapsed (but not greater than 60) from January 1, 1993, until Optionee's death or permanent disability divided by 60.

   Any shares of Stock that are unable to be sold and may be retained by the Optionee in accordance with this clause (g) shall continue to be subject to the limitation on the ability to sell such shares of Stock in accordance with the provisions of this Plan while held by the persons entitled thereto in clause (a) of this Section 12.

13. Legend. All certificates representing Stock issued upon exercise of Options shall be endorsed on the reverse side thereof substantially as follows:

            BY THE TERMS OF THE AMENDED AND RESTATED 1994 STOCK OPTION PLAN OF THE COMPANY, CERTAIN RESTRICTIONS HAVE BEEN PLACED UPON THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE. THE COMPANY WILL FURNISH A COPY OF SUCH PLAN TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

   The Company shall also inform the transfer agent of the Common Stock to place stop transfer instructions with respect to such shares of Stock in the Common Stock transfer records for such purpose. Upon the occurrence of any event listed in Section 12, an Optionee may request the Company and the transfer agent for the Common Stock to remove such legend from the certificate representing the applicable number of shares of Stock.

14.     Taxes

     The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under this Plan.

13 15.     Effective Date of Plan

     This Plan shall be effective as of February 9, 1994 ("Effective Date").

14 16.     Amendment or Termination

      The Board of Directors may amend, alter or discontinue this Plan, except that no amendment or alteration shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders, would:

(a) Increase the total number of shares reserved for the purposes of this Plan or decrease the Option price provided for in Section 6, except in each case as provided in Section 10, or change the class of employees eligible to participate in this Plan as provided in Section 4;

(b)    Extend the Option period provided for in Section 7;

(c) Materially increase the benefits accruing to Optionees under this Plan; or

(d) Materially modify the requirements as to eligibility for participation in this Plan.

15. 17.    Government Regulations

     This Plan, and the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16 18.     Stockholder Approval.

     All Options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan at the 1994 Annual Meeting of Stockholders, or at a special meeting of stockholders called for that purpose prior to the 1994 Annual Meeting, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by the written consent of the holders of a majority of the outstanding shares of the Company entitled to vote; provided that if such approval by the stockholders of the Company is not forthcoming, all Options previously granted under this Plan shall be void.

17 19.     Not a Contract.

     The Plan shall not be deemed to constitute a contract between the Company and any employee or to be a consideration or an inducement for the employment of any employee. No part of any employee's payments under the Plan shall be used as a basis for calculation of retirement or any other benefits to which such employee might be entitled under any other benefit plans which are or may in the future be in place at the Company. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any employee at any time regardless of the effect which such discharge shall have upon him as a participant of the Plan.

18. 20.     Indemnification.

     In the event any claim, suit or proceeding is brought regarding the Plan established hereunder to which the Committee, or any member thereof, or any person or agent acting for or at the instruction or request of the Committee, may be a party, the Committee and such members, persons or agents shall be entitled to be reimbursed by the Company for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

19 21.     Company Records.

     No person shall, as a result of the existence of the Plan or such person's participation therein, be entitled to review or have access to the Company's books and records.

20. 22.     Miscellaneous.

     The headings of the Sections herein are inserted only for convenience of reference and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Any reference herein to the masculine gender includes the feminine gender and any singular or plural reference includes the other where the context requires.

ATTEST:                                    E-Z SERVE CORPORATION

/s/ JOHN T. MILLER                          By:/s/ NEIL H. MCLAURIN
John T. Miller                                     Neil H. McLaurin
Senior Vice President                                     President

































AS AMENDED

                          1991 STOCK OPTION PLAN
                                   OF
                           E-Z SERVE CORPORATION



     Purpose of Plan

     This 1991 Stock Option Plan (the "Plan") is intended as an incentive
(a) to retain in the employ of E-Z Serve Corporation (the "Company") and its Affiliates (as defined below) persons of training, experience and ability,
(b) to attract new employees whose services are considered unusually valuable, (c) to attract and retain the services of experienced and knowledgeable directors, (d) to encourage the sense of proprietorship of such persons, and (e) to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options issued pursuant to this Plan (the "Options") may constitute incentive stock options ("incentive stock options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), while certain other options granted under this Plan will be nonqualified options ("nonqualified stock options") within the meaning of
Section 83 of the Code.

     Administration of Plan

          The Board of Directors shall appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") which shall consist of at least two members of the Board of Directors, each of whom shall be a "nonemployee direrector" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each member of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have full power and authority to designate participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions and supervise the administration of this Plan. All decisions and selections made by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held.

          All Options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan at the 1992 Annual Meeting of Stockholders, or at a special meeting of stockholders called for that purpose prior to the 1992 Annual Meeting, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by the written consent of the holders of a majority of the outstanding shares of the Company entitled to vote; provided that if such approval by the stockholders of the Company is not forthcoming, all Options previously granted under this Plan shall be void.

          The Committee shall have the authority to designate which Options granted under this Plan shall be incentive stock options and which shall be nonqualified stock options. The Committee, in its sole discretion, may determine that all the Options granted under this Plan may be incentive or nonqualified stock options.

     Definitions. For purposes of this Plan, the following definitions shall apply:

          "Affiliates" means any Parent of the Company and any Subsidiary of the Company within the meaning of Sections 424(e) and (f) of the Code, respectively.

     "Cause" shall mean:

     for an Optionee who is not a Senior Executive, an Optionee's actual fraud, gross negligence or willful or wanton misconduct; or

     for an Optionee who is a Senior Executive, a Senior Executive's (a) actual fraud, gross negligence or willful or wanton misconduct, (b) fraud, embezzlement or other material dishonesty with respect to the Company or any of its Affiliates, (c) conviction of, or a plea of nolo contendere to, a felony, (d) conduct that is materially harmful to the business, interest or reputation of the Company, (e) intentional failure to comply with any material instructions of the Board contained in a duly adopted resolution of the Board, or (f) failure to devote, other than by reason of disability, such of the Senior Executive's entire time, attention, business judgment, skill, energies and business efforts to his duties as an executive of the Company as are reasonably necessary to carry out his duties.

          "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

          "Senior Executive" shall mean any of the senior executive officers of the Company identified in a specific resolution of the Committee to be included within the definition of this term.

          "Senior Executive Termination" shall mean (i) a Senior Executive's permanent disability, as determined in the sole discretion of the Committee, or death, (ii) the termination of a Senior Executive's employment by the Company for reasons other than for Cause, or (iii) a Senior Executive's voluntary termination of employment within 90 days after a significant diminution of both the Senior Executive's responsibility and base salary by the Company.

     Designation of Participants

     The persons eligible for participation in this Plan as recipients of Options shall include key employees of the Company and its Affiliates. Directors of the Company shall also be eligible to participate, but no director who is otherwise not an employee shall be eligible to be granted any incentive stock options. A person who has been granted an Option hereunder ("Optionee") may be granted an additional Option or Options, if the Committee shall so determine.

     Stock Reserved

     Subject to adjustment as provided in Paragraph 9, a total of 3,500,000 shares ("Stock") of Common Stock shall be subject to this Plan. The shares of Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or its Affiliates, and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding Options at the expiration of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan and the expiration, exercise or lapse of all Options granted hereunder, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any Option expire or be cancelled prior to its exercise, the shares theretofore subject to such Option may again be subject to an Option under this Plan.

     Option Price

          The purchase price of each share of Stock subject to an incentive stock option under this Plan shall be 100% of the fair market value of such share on the date the Option is granted. The purchase price of each share of Stock subject to a nonqualified stock option under this Plan shall be determined by the Committee prior to granting the Option. However, in the case of an incentive stock option granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of the Company's then outstanding securities ("Ten Percent Stockholder"), the price shall not be less than 110% of the fair market value of a share of Stock on the date the Option is granted. The Committee shall set the purchase price for each share subject to a nonqualified stock option at either the fair market value of each share on the date the Option is granted, or at such other price as the Committee in its sole discretion shall determine; provided, however, that in no event shall the purchase price of a share subject to a nonqualified stock option under this Plan be less than 50% of the fair market value of such share on the date the Option is granted.

          The fair market value of a share of Stock on a particular date shall be deemed to be the average (mean) of the reported "high" and "low" sales price for such shares as reported in The Wall Street Journal's American Stock Exchange Composite Transactions listing for such day (corrected for obvious typographical errors), or if such shares are not reported in such listing, then the average of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Board of Directors of the Company in good faith.

          In order to restore the incentive value of any options previously granted under this Plan and to continue to provide meaningful incentives to the Optionees, the Compensation Committee may grant new nonqualified stock options in accordance with the terms of this Plan in exchange for the cancellation of some or all of the options previously granted to the Optionees, subject to the approval of such exchange by the stockholders of the Company. The new nonqualified stock options may be granted at a lower exercise price than the cancelled options, subject to the other terms of this Paragraph 6, and the Compensation Committee shall have the discretion to determine the terms and provisions of any such exchange in accordance with this Plan.

     Option Period

     Each Option granted under this Plan shall terminate and be of no force and effect with respect to any shares not previously taken up by the Optionee upon the expiration of ten years from the date of granting of such Option or such earlier date as the Committee, in its sole discretion, may prescribe at the date of grant. However, in the case of an incentive stock option granted to a Ten Percent Stockholder, the option period shall not exceed five years from the date of grant. No incentive stock option shall be granted after the tenth anniversary of the effective date of this Plan.

     Exercise of Options

          The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be exercisable, subject to the applicable provisions of this Plan. The Committee may determine to permit any Option granted hereunder to be exercisable immediately upon the date of grant or at any time thereafter. Any Optionee who (i) was granted stock options or stock purchase grants by Harken Energy Corporation ("HEC") prior to the Company's rights offering (as a result of which the Company was no longer a wholly-owned subsidiary of
HEC), and (ii) has been continuously employed by HEC (prior to the rights offering) and/or any Affiliate thereof since June 1, 1989, will be given credit towards his vesting of the Option for past employment equal to two years.

          The aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the Option is granted) of the Stock with respect to which incentive stock options may be exercisable for the first time by any Optionee during any calendar year shall not exceed $100,000.

          Options may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

          In the event of termination of employment for any reason other than death, disability or retirement, Options may be exercised only with respect to the number of shares purchasable at the time of such termination, unless the Committee shall otherwise approve on a case by case basis.

          In the event of the death or disability of the Optionee following the date of grant and while in the employ of the Company or any of its Affiliates, and while Options granted hereunder are still in force and unexpired under the terms of Paragraph 7, any unmatured installments of the Options shall be accelerated. Such acceleration shall be effective as of the date of death or disability, as the case may be. The Options outstanding in the name of the Optionee shall thereupon be exercisable in full without regard to any installment exercise provisions.

          In the event the Optionee terminates his employment because of retirement under any retirement plan of the Company or any of its Affiliates while Options granted hereunder are still in force and unexpired under the terms of Paragraph 7, the Committee shall have discretion to permit any unmatured installments of the Options to be accelerated as of the date of retirement and the Options shall thereupon be exercisable in full without regard to any installment exercise provisions.

          The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash (including certified check, bank draft and postal or express money order payable to the order of the Company), or at the option of the holder of such Option, in Common Stock theretofore owned by such holder (or any combination of cash and Common Stock). For purposes of determining the amount, if any, of the purchase price satisfied by payment of Common Stock, such Common Stock shall be valued at its fair market value on the date of exercise in accordance with Paragraph 6(b). Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. The Committee may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to permit the holder of an Option to satisfy the purchase price of the shares as to which an Option is exercised by delivery of the Option holder's promissory note, such note to be subject to such terms and conditions as the Committee may determine. The Committee may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to cause the Company to lend to the holder of an Option funds, on such terms and conditions as the Committee may determine to be appropriate, sufficient for the holder of an Option to pay the purchase price of the shares as to which an Option is to be exercised. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

          The option agreement evidencing any incentive stock option granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Option granted under this Plan within the two-year period commencing on the day after the date of the grant of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

          Upon a Senior Executive Termination, 100% of the applicable Senior Executive's outstanding unvested shares of Stock subject to the Options shall vest.

          Within 60 days of a Senior Executive Termination, the Company will provide to the Senior Executive an offer to pay the Senior Executive an amount payable in cash in exchange for the Senior Executive's relinquishment of all of such Senior Executive's Options. Within 30 days of the Senior Executive's receipt of the Company's offer, the Senior Executive, or his heirs or legal representatives in the event of death or disability, will have one of the following alternatives:

     (i) Accept the Company's offer and relinquish the Senior Executive's Options for the cash amount offered; or

     (ii) In lieu of purchasing the shares of Stock subject to purchase under the Options, relinquish the Options for a number of shares of Common Stock to be determined as follows: the number of shares of Common Stock issuable pursuant to such relinquishment shall be a number equal to the quotient obtained by dividing the Appreciated Value by the current Stock Value (both as defined below); or

     (iii) Continue to hold the Options and exercise them prior to the earlier of five years from the date of the Senior Executive Termination or such earlier date as the period for exercise of the Options would end pursuant to the terms of the Plan.

As used in this Section 8, "Appreciated Value" shall mean the excess of (i) the aggregate current Stock Value of the shares of Common Stock covered by the Options over (ii) the aggregate purchase price for such shares specified in such Options. As used in this Section 8, "Stock Value" of a share of Common Stock shall mean (i) on a consolidated basis, the sum of (x) the Company's earnings before interest, taxes, depreciation and amortization for the four reported fiscal quarters prior to the date of the Senior Executive Termination (the "Period") multiplied by 6, plus (y) the Company's average cash during the Period, minus (z) the Company's average debt during the Period, (ii) divided by the weighted average number of shares of Common Stock outstanding during the Period.

     Stock Dividends, Stock Splits and Certain Other Corporation
Transactions

          The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures or preferred or preference stocks ranking prior to or affecting the Common Stock or the rights attendant thereto, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          The shares with respect to which Options may be granted hereunder are shares of Common Stock of the Company as presently constituted. If, and whenever, prior to the delivery by the Company of all of the shares of the Stock which are subject to Options granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, a stock split, a combination of shares, a recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services or property, the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which Options granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

          If the Company is reorganized, merged or consolidated or is otherwise a party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange stockholders of the Company receive any shares of common stock or other securities or if the Company shall distribute ("Spin Off") securities of another corporation to its stockholders, there shall be substituted for the shares subject to the unexercised portions of outstanding Options an appropriate number of shares of (i) each class of stock or other securities which were distributed to the stockholders of the Company in respect of such shares in the case of a reorganization, merger, consolidation or plan of exchange, or (ii) in the case of a Spin Off, the securities distributed to stockholders of the Company together with shares of Stock, such number of shares or securities to be determined in accordance with the provisions of Section 424 of the Code (or other applicable provisions of the Code or regulations issued thereunder which may from time to time govern the treatment of incentive stock options in such a transaction); provided, however, that all such Options may be cancelled by the Company as of the effective date of (x) a reorganization, merger, consolidation, plan of exchange or Spin Off or (y) any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase for a period of at least thirty days during the sixty days next preceding such effective date of all of the shares subject to such outstanding Options, without regard to the installment provisions set forth in the option agreements; and provided further that in the event of a Spin Off, the Company may, in lieu of substituting securities or accelerating and cancelling Options as contemplated above, elect (i) to reduce the purchase price for each share of Stock subject to an outstanding Option by an amount equal to the fair market value, as determined in accordance with the provisions of Paragraph 6(b), of the securities distributed in respect of each outstanding share of Common Stock in the Spin Off or (ii) to reduce proportionately the purchase price per share and to increase proportionately the number of shares of Stock subject to each Option in order to reflect the economic benefits inuring to the stockholders of the Company as a result of the Spin Off.

          Except as hereinbefore expressly provided the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options granted hereunder.

          The Committee may, in its sole discretion, provide that an Option shall become fully exercisable upon a Change in Control of the Company (as defined in the next sentence). "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or Item 1 of Form 8-K promulgated under the Exchange Act; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent or more of the combined voting power of the Company's then outstanding securities; or (iii) any "person" (as defined in clause (ii) above), other than HEC, who is, at the time of the effective date of this Plan, the "beneficial owner" (as defined in clause (ii) above) of more than five percent of the combined voting power of the Company's then outstanding securities, acquires, or disposes of, beneficial ownership (as defined in clause (iii) above) of 33% or more of the combined voting power of the Company's then outstanding securities.

     Purchase for Investment

     Unless the Options and shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an Option under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     Taxes

          The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under this Plan.

          Notwithstanding the terms of Paragraph 11(a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him in connection with the exercise of a nonqualified stock option by electing to have the Company withhold shares of Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 6(b), equal to the amount required to be withheld or paid. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are subject to prior approval of the Committee.

     Effective Date of Plan

     This Plan shall be effective as of May 30, 1991.

     Amendment or Termination

     The Board of Directors may amend, alter or discontinue this Plan, except that no amendment or alteration shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his consent, and except that no amendment or alteration shall be made which, without the approval of the stockholders, would:

          Increase the total number of shares reserved for the purposes of this Plan or decrease the option price provided for in Paragraph 6, except in each case as provided in Paragraph 9 or 6(c) as applicable, or change the class of employees eligible to participate in this Plan as provided in Paragraph 4;

          Extend the option period provided for in Paragraph 7;

          Materially increase the benefits accruing to Optionees under this Plan; or

          Materially modify the requirements as to eligibility for participation in this Plan.

     Government Regulations

     This Plan, and the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Not a Contract.

     The Plan shall not be deemed to constitute a contract between the Company and any employee or to be a consideration or an inducement for the employment of any employee. No part of any employee's payments under the Plan shall be used as a basis for calculation of retirement or any other benefits to which such employee might be entitled under any other benefit plans which are or may in the future be in place at the Company. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any employee at any time regardless of the effect which such discharge shall have upon him as a participant of the Plan.

     Indemnification.

     In the event any claim, suit or proceeding is brought regarding the Plan established hereunder to which the Committee, or any member thereof, or any person or agent acting for or at the instruction or request of the Committee, may be a party, the Committee and such members, persons or agents shall be entitled to be reimbursed by the Company for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

     Company Records.

     No person shall, as a result of the existence of the Plan or such person's participation therein, be entitled to review or have access to the Company's books and records.

     Miscellaneous.

     The headings of the Sections herein are inserted only for convenience of reference and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Any reference herein to the masculine gender includes the feminine gender and any singular or plural reference includes the other where the context requires.

                                                  E-Z SERVE CORPORATION

                                                 By:/s/ NEIL H. MCLAURIN
                                                        Neil H. McLaurin
                                                               President

ATTEST:

/s/ JOHN T. MILLER
John T. Miller
Senior Vice President